                AMENDMENT NO. 11 TO LOAN AND SECURITY AGREEMENT
                -----------------------------------------------

                            AM GENERAL CORPORATION
                            105 North Niles Avenue
                        South Bend, Indiana 46634-7025



                                                       December 17, 1996

Congress Financial Corporation
1133 Avenue of the Americas
New York, New York 10036

Gentlemen:

     Congress Financial Corporation ("Lender") and AM General Corporation, formerly known as Ren Acquisition Corp. ("AM General") have entered into certain financing arrangements pursuant to the Loan and Security Agreement, dated as of April 30, 1992, between Lender and AM General, as amended pursuant to Amendment No. 1 to Loan and Security Agreement, dated July 10, 1992, Amendment No. 2 to Loan and Security Agreement, dated October 27, 1992, Amendment No. 3 to Loan and Security Agreement, dated September 15, 1993, Amendment No. 4 to Loan and Security Agreement, dated November 16, 1994, Amendment No. 5 to Loan and Security Agreement, dated December 14, 1994, Amendment No. 6 to Loan and Security Agreement, dated February 23, 1995, Amendment No. 7 to Loan and Security Agreement, dated April 25, 1995, Amendment No. 8 to Loan and Security Agreement, dated April 27, 1995, Amendment No. 9 to Loan and Security Agreement, dated June 26, 1996, and Amendment No. 10 to Loan and Security Agreement, dated as of August 22, 1996 (as amended hereby and as the same may hereafter be further amended, modified, supplemented, extended, renewed, restated or replaced, the "Loan Agreement," and together with all agreements, documents and instruments at any time executed and/or delivered in connection therewith or related thereto, collectively, the "Financing Agreements").

     AM General has requested that Lender waive the existing default under the net worth covenant and amend the existing net worth covenant. Lender is willing to agree to the foregoing, subject to the terms and conditions contained herein.

     In consideration of the foregoing, and other good and valuable consideration, the respective agreements and covenants contained herein, the adequacy and sufficiency of which are hereby acknowledged, the parties hereto agree as follows:

     1.   Definitions. For purposes of this Amendment, unless otherwise defined
          -----------
herein, all terms used herein shall have the respective meanings assigned to such terms in the Loan Agreement.

     2.   Waiver.
          ------

          (a) Lender hereby waives the Event of Default arising as a result of the failure of Borrower to maintain the Consolidated Adjusted Net Worth for the period on and prior to October 31, 1996 in the amounts required under Section
6.12 of the Loan Agreement.

          (b) Lender has not waived and is not by this Amendment waiving, and has no intention of waiving any other Event of Default, which may have occurred prior to the date hereof, or may be continuing on the date hereof or any Event of Default which may occur after the date hereof (whether the same or similar to the Event of Default referred to in Section 2(a) above or otherwise) and Lender reserves the right, in its discretion, to exercise any or all of its rights and remedies arising under the Financing Agreements applicable law or otherwise as a result of any other Event of Default which may have occurred prior to the date hereof, or are continuing on the date hereof or any Event of Default which may occur after the date hereof (whether the same or similar to the Events of Default described in Section 2(a) above or otherwise). The waiver contained in
Section 2(a) above shall not constitute a waiver of any Event of Default arising as a result of the failure of Borrower to comply with Section 6.12 of the Loan Agreement at any time after October 31, 1996.

     3.   Net Worth. Effective as of November 1, 1996, Section 6.12 of the Loan
          ---------
Agreement is hereby deleted in its entirety and the following substituted therefor:

          "6.12 Net Worth. Borrower and its Subsidiaries shall, at all times,
                ---------
     maintain a Consolidated Adjusted Net Worth of not less than $41,000,000."

     4.   Fee. In addition to all other fees, charges, interest and expenses
          ---
payable by Borrower to Lender under the Loan Agreement and the other Financing Agreements, Borrower hereby agrees to pay to Lender a fee for this Amendment in an amount equal to $50,000, which amount shall be payable simultaneously with the execution hereof, and which amount is fully earned as of the date hereof, and may be charged directly to Borrower's loan account maintained by Lender.

     5.   Additional Representations and Warranties. Borrower and AMGSC each
          -----------------------------------------
represents, warrants and covenants with and to Lender as follows, which representations, warranties and covenants are continuing and shall survive the execution and delivery hereof, and the truth and accuracy of, or compliance with each, together with the representations, warranties and covenants in the other Financing Agreements, being a continuing condition of the making of Loans by Lender to Borrower:

          (a) No Event of Default or act, condition or event which with notice or passage of time or both would constitute an Event of Default exists or has occurred as of the date of this Amendment (after giving effect to the amendments to the Financing Agreements made by this Amendment).

          (b) This Amendment has been duly executed and delivered by Borrower and AMGSC and is in full force and effect as of the date hereof and the agreements and obligations of Borrower and AMGSC contained herein constitute legal, valid and binding obligations of Borrower and AMGSC enforceable against Borrower and AMGSC in accordance with their respective terms.

     6.   Conditions to Effectiveness of Amendment. The effectiveness of the
          ----------------------------------------
other provisions of this Amendment shall be subject to the satisfaction of each of the following additional conditions precedent:

          (a) Lender shall have received an executed original or executed original counterparts of this Amendment (as the case may be) duly authorized, executed and delivered by the respective party or parties hereto;

          (b) no Event of Default shall exist or have occurred and no event shall have occurred or exist which with notice or passage of time or both would constitute an Event of Default.

     7.   Effect of this Amendment. Except as modified pursuant hereto, no other
          ------------------------
changes or modifications to the Financing Arrangements are intended or implied and in all other respects the Financing Agreements are hereby specifically ratified, restated and confirmed by all the parties hereto as of the effective date hereof. To the extent of any conflict between the terms of this Amendment and the other Financing Agreements, the terms of this Amendment shall control. The Loan Agreement and this Amendment shall be read and construed as one agreement.

     8.   Further Assurances. The parties hereto shall execute and deliver such
          -----------------
additional documents and take such additional action as may be necessary or desirable to effectuate the provisions and purposes of this Amendment.

     9.   Governing law. The rights and obligations hereunder of each of the
          -------------
parties hereto shall be governed by and interpreted and determined in accordance with the internal substantive laws of the State of New York.

     10. Binding Effect. This Amendment shall be binding upon and inure to the
         --------------
benefit of each of the parties hereto and their respective successors and assigns.

     11. Counterparts. This Amendment may be executed in any number of
         ------------
counterparts, but all of such counterparts shall together constitute but one and the same agreement. In making proof of this Amendment, it shall not be necessary to produce or account for more than one counterpart thereof signed by each of the parties hereto.

     Please sign the enclosed counterpart of this Amendment in the space provided below whereupon this Amendment as so accepted by Lender, shall become a binding agreement among Borrower, AMGSC and Lender.

                                                Very truly yours,

                                                AM GENERAL CORPORATION

                                                By: /s/ Roger Fay
                                                    --------------------

                                                Title:  Vice President
                                                       -----------------

ACKNOWLEDGED:

AM GENERAL SALES CORPORATION


BY: /s/ Roger Fay
    ---------------------
Title:    Vice President
       -----------------------

AGREED;

CONGRESS FINANCIAL CORPORATION


By: /S/ Josiphine Norris
   ---------------------

Title:    Vice President
       -----------------------